UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Campbell Soup Company
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(Exact Name of Registrant as Specified in its Charter)

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On October 30, 2018, Campbell Soup Company distributed the following communication and may in the future send or use the same or substantially similar communications from time to time:

 1    Third Point Has Failed to Make a Case for Board Change     Campbell  Third Point   Long-Term Financial Performance  Returned ~$20.6 billion of total capital since 1988Go-forward plan is the result of a comprehensive strategic review undertaken proactively  No history with Campbell; short-term holderHeld several material short positions in Campbell’s stock over the last year   Management’s Track Record  Deep bench of experienced leadership refreshed on an ongoing basis; CEO search underway  Lacks the experience necessary to oversee Campbell  Background to Contested Election  Has made good faith attempts to engage with Third Point  Has failed to engage in a constructive manner, instead launched a full board contest  Nominee Qualifications and Compensatory Arrangements  Deep knowledge of the industry and full understanding of issues facing the company11 of 12 directors are independent (except CEO), including Chairman  Nine nominees have no operational experienceTwo nominees are employees of Third Point  Strategic Plan of Dissident Slate & Quality of the Critique Against Management  Considered full slate of strategic options with deep knowledge of the challenges facing the companyRemain committed to evaluating all strategic options if any of those options can demonstrably enhance value for all shareholders  “One-point” agenda to sell the company with no apparent buyerNo cogent plan to enhance value beyond what the current Board has already announcedWould be selling the company without the benefit of a new, improved strategy  Likelihood That the Proposed Goals and Objectives Can Be Achieved  Experience and knowledge of the CPG industry to help ensure this plan is achievedProven track record of making change when change is needed and defending against dynamic industry conditions  Dissident slate’s lack of ideas to operate the business makes them forced sellers and therefore poorly equipped to negotiate a sale  Stock Ownership Options  Family ownership is aligned with all shareholdersNo special rights, no dual-class structure, no special dividends  Short-term holder; shorted the stock as recently as February 2018

Forward-Looking Statements

This communication contains "forward-looking statements" that reflect the company's current expectations about the impact of its future plans and performance on the company's business or financial results. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. The factors that could cause the company's actual results to vary materially from those anticipated or expressed in any forward-looking statement include: (1) the company's ability to execute on and realize the expected benefits from the actions it intends to take as a result of its recent strategy and portfolio review, (2) the ability to differentiate its products and protect its category leading positions, especially in soup; (3) the ability to complete and to realize the projected benefits of planned divestitures and other business portfolio changes; (4) the ability to realize the projected benefits, including cost synergies, from the recent acquisitions of Snyder's-Lance and Pacific Foods; (5) the ability to realize projected cost savings and benefits from its efficiency and/or restructuring initiatives; (6) the company's indebtedness and ability to pay such indebtedness; (7) disruptions to the company's supply chain, including fluctuations in the supply of and inflation in energy and raw and packaging materials cost; (8) the company's ability to manage changes to its organizational structure and/or business processes, including selling, distribution, manufacturing and information management systems or processes; (9) the impact of strong competitive responses to the company's efforts to leverage its brand power with product innovation, promotional programs and new advertising; (10) the risks associated with trade and consumer acceptance of product improvements, shelving initiatives, new products and pricing and promotional strategies; (11) changes in consumer demand for the company's products and favorable perception of the company's brands; (12) changing inventory management practices by certain of the company's key customers; (13) a changing customer landscape, with value and e-commerce retailers expanding their market presence, while certain of the company's key customers maintain significance to the company's business; (14) product quality and safety issues, including recalls and product liabilities; (15) the costs, disruption and diversion of management's attention associated with campaigns commenced by activist investors; (16) the uncertainties of litigation and regulatory actions against the company; (17) the possible disruption to the independent contractor distribution models used by certain of the company's businesses, including as a result of litigation or regulatory actions affecting their independent contractor classification; (18) the impact of non-U.S. operations, including trade restrictions, public corruption and compliance with foreign laws and regulations; (19) impairment to goodwill or other intangible assets; (20) the company's ability to protect its intellectual property rights; (21) increased liabilities and costs related to the company's defined benefit pension plans; (22) a material failure in or breach of the company's information technology systems; (23) the company's ability to attract and retain key talent; (24) changes in currency exchange rates, tax rates, interest rates, debt and equity markets, inflation rates, economic conditions, law, regulation and other external factors; (25) unforeseen business disruptions in one or more of the company's markets due to political instability, civil disobedience, terrorism, armed hostilities, extreme weather conditions, natural disasters or other calamities; and (26) other factors described in the company's most recent Form 10-K and subsequent Securities and Exchange Commission filings. The company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this communication.

Important Additional Information and Where to Find It

Campbell has filed a definitive proxy statement on Schedule 14A and form of associated GOLD Proxy Card with the Securities and Exchange Commission ("SEC") in connection with the solicitation of proxies for its 2018 Annual Meeting of Shareholders (the "Definitive Proxy Statement"). Campbell, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2018 Annual Meeting. Information regarding the names of Campbell's directors and executive officers and their respective interests in the company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of Campbell's Board of Directors for election at the 2018 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING GOLD PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that Campbell files with the SEC from the SEC's website at www.sec.gov or Campbell's website at www.investor.campbellsoupcompany.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.